Other Assets	6 Months Ended
Jun. 30, 2025
Other Assets
Other Assets

Note 10 - Other Assets

Other assets comprised the following:

	At June 30,	At December 31,
	2025	2024
Deposits related to CRA audits	$44.8	$42.5
Energy well equipment, net	6.3	5.6
Right-of-use assets, net	4.4	4.5
Debt issue costs	1.3	1.4
Furniture and fixtures, net	0.7	0.4
	$57.5	$54.4

Deposits related to CRA audits represent cash on deposit with CRA in connection with the Transfer Pricing Reassessments, as referenced in Note 25.